Net Pension Cost (Detail) (Pension) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2014 USD ($)	Mar. 31, 2014 INR	Mar. 31, 2013 INR	Mar. 31, 2012 INR
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 0.1	7.7	13.2	15.1
Interest cost	0.8	48.4	41.8	46.1
Expected return on plan assets	(0.6)	(38.7)	(40.0)	(37.8)
Actuarial (gains)/losses	0.1	5.2	85.1	47.3
Net pension cost	$ 0.4	22.6	100.1	70.7